SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
April 3, 2003

     Structured Asset Mortgage Investments Inc. (as Seller under a Trust, Pooling and Servicing Agreement dated as of March 1, 2003 providing for the issuance of Thornburg Mortgage Securities Trust 2003-2, Mortgage Pass-Through Certificates, Series 2003-2)

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-56240 (Commission File Number)	13-3633241 (IRS Employer Identification No.)

383 Madison Avenue, New York, New York 10179
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 272-2000

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.

1.1     Terms Agreement

4.1     Trust, Pooling and Servicing Agreement

99.1     Mortgage Loan Purchase Agreement

99.2     Reconstituted Servicing Agreement

99.3     Reconstituted Servicing Agreement

99.4     Submaster Servicing Agreement

99.5     Assignment, Assumption and Recognition Agreement

99.6     Yield Maintenance Agreement

99.7     Yield Maintenance Agreement

99.8 Yield Maintenance Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Registrant)

Date: April 17, 2003	By: /s/ Joseph T. Jurkowski Name: Joseph T. Jurkowski Title: Vice President

EXHIBIT INDEX

Exhibit Number	Description

1.1	Terms Agreement, dated as of March 31, 2002 between the Registrant and Bear, Stearns & Co. Inc. relating to the sale of the public certificates.

4.1	Trust, Pooling and Servicing Agreement, dated as of March 1, 2003, among the Registrant, as seller, Deutsche Bank National Trust Company, as trustee, Deutsche Bank Trust Company Delaware, as Delaware trustee, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, and Thornburg Mortgage Home Loans, Inc.

99.1	Mortgage Loan Purchase Agreement, dated as of March 1, 2003, between Thornburg Mortgage Home Loans, Inc., as the mortgage loan seller, and the Registrant, as the purchaser.

99.2	Reconstituted Servicing Agreement, dated as of April 3, 2003, by and among Thornburg Mortgage Home Loans, Inc., as seller, and Morgan Stanley Dean Witter Credit Corporation, as servicer, and acknowledged by Wells Fargo Bank Minnesota, National Association, as master servicer, and Deutsche Bank National Trust Company, as trustee.

99.3	Reconstituted Servicing Agreement, dated as of April 3, 2003, by and among Thornburg Mortgage Home Loans, Inc., as seller, and Wells Fargo Home Mortgage, Inc., as servicer, and acknowledged by Wells Fargo Bank Minnesota, National Association, as master servicer, and Deutsche Bank National Trust Company, as trustee.

99.4	Submaster Servicing Agreement, dated as of March 1, 2003, by and between Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as master servicer under the Pooling and Servicing Agreement referred to below (the "Master Servicer"), and Washington Mutual Mortgage Securities Corp. (the "Servicer"), and acknowledged by Thornburg Mortgage Securities Trust 2003-2 (the "Trust"), Deutsche Bank National Trust Company, as Trustee (the "Trustee"), and Thornburg Mortgage Home Loans, Inc.

99.5	Assignment, Assumption and Recognition Agreement, dated of March 1, 2003, by and among Thornburg Mortgage Securities Trust 2003-2, as assignee, Thornburg Mortgage Home Loans, Inc., as assignor, Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as a seller, and Cendant Mortgage Corporation, as servicer and a seller, and acknowledged by Wells Fargo Bank Minnesota, National Association, as master servicer, and Deutsche Bank National Trust Company, as trustee.

99.6	Agreement, dated April 3, 2003, between Bear Stearns Financial Products Inc. and Thornburg Mortgage Securities Trust 2002-3, Ref. No. FXTMST0321, which includes the related ISDA Master Agreement, the Schedule thereto and the related Confirmation.

99.7	Agreement, dated April 3, 2003, between Bear Stearns Financial Products Inc. and Thornburg Mortgage Securities Trust 2002-3, Ref. No. FXTMST0322, which includes the related ISDA Master Agreement, the Schedule thereto and the related Confirmation

99.8	Agreement, dated April 3, 2003, between Bear Stearns Financial Products Inc. and Thornburg Mortgage Securities Trust 2002-3, Ref. No. FXTMST0323, which includes the related ISDA Master Agreement, the Schedule thereto and the related Confirmation